WARBURG PINCUS ADVISOR FUNDS                                      APRIL 30, 2000
JAPAN GROWTH FUND
JAPAN SMALL COMPANY FUND

                                        S

                               SEMIANNUAL REPORT

                  More complete information about the Funds,
                  including   charges   and   expenses,   is
                  provided  in the  Prospectus,  which  must
                  precede or  accompany  this  document  and
                  which  should  be  read  carefully  before
                  investing.   You  may  obtain   additional
                  copies  by  calling   800-222-8977  or  by
                  writing to Warburg  Pincus  Advisor Funds,
                  P.O. Box 9030, Boston, MA 02205-9030.

                               [GRAPHIC OMITTED]
WARBURG PINCUS FUNDS
                                          PART OF CREDIT SUISSE ASSET MANAGEMENT

FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF APRIL 30, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS JAPAN GROWTH FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, the Advisor Class shares of Warburg Pincus Japan Growth Fund had a loss of 1.17%, vs. a gain of 3.21% for the U.S.-dollar-denominated Tokyo Stock Exchange Index ("Topix").* The Fund's one-year return through April 30, 2000 was 77.54%. Its since-inception (on December 29, 1995) average annual total return through April 30, 2000 was 22.21%.

   The modest gain made by Japan's broad stock market for the six months belied a period of considerable volatility. These stocks initially surged, building on their gains earlier in 1999, but were increasingly buffeted by profit-taking as 2000 progressed (indeed, for the first time in years, there were ample profits to be taken). Certain Internet-related "new economy" names came under particularly heavy selling pressure, reflecting growing concerns over valuations on these stocks amid an increasingly difficult environment for the technology area globally.

   Against this backdrop, the Fund had a loss, hampered by the late-period downturn in Japan's equity market and by particular turbulence among rapid-growth companies, which remained well-represented in the Fund. Recent weakness in these stocks notwithstanding, we believe that a number of aggressive-growth Japanese companies have solid long-term prospects, and certain technology and communications stocks will continue to figure prominently in the portfolio.

   We made no material changes to the Fund during the period in terms of basic strategy. We continued to look for companies with the potential to benefit from factors such as strong existing business franchises, the adoption of new technologies and ongoing reform (e.g., with respect to capital markets) within Japan. In terms of industry emphasis, we generally saw the most compelling stocks within the communications, semiconductor-equipment, electronic-components and financial-services areas, which continued to account for the bulk of the Fund's investments.

   We maintain a positive view on the long-term prospects for Japan as an asset class, notwithstanding the short-term volatility that the market will undoubtedly display going forward. Our optimism is founded on several factors, not the least of which is the potential for positive surprises regarding the world's second-largest economy. Based on our contact with company managements--we visit hundreds of Japanese companies yearly--and on a rash of empirical data (e.g., recent upturns in sales, profits and capital

WARBURG PINCUS JAPAN GROWTH FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

spending) we believe that Japan's recovery remains intact, which stands to support profits while easing risk concerns over time.

   One particularly encouraging trend regarding Japan's economy is a significant upturn in corporate Japan's commitment to information technology. This could have a materially positive impact on productivity and the economy going forward, given the supportive role IT has played in the U.S. economy over the past decade.

   Other positive agents for change in a Japan striving to right itself is the steady expansion of equity investing. This includes a surge in direct foreign investment (which more than tripled in 1999) and the rise of venture-capital activity in Japan, trends buttressed by ongoing deregulation and by opportunities afforded by merger & acquisition activity.

   There remain, of course, concerns, such as Japan's high debt burden. But we believe that the country has good potential to chip away its debt over time, aided by higher tax revenues as the economy warms and by the continued expansion of equity financing (which can favorably "crowd out" debt).

   All told, we believe that Japan has much to offer investors seeking diversification away from the U.S., and who are willing to assume short-term risk (e.g., the risk of heightened volatility) in pursuit of long-term gains. As ever, we will continue to strive to add value to our portfolios via individual stock selection. Notwithstanding recent performance, we are encouraged by our efforts in that regard to date, and our efforts will remain concentrated on identifying stocks we deem to have the best long-term appreciation potential.

P. Nicholas Edwards                                   Todd Jacobson
Co-Portfolio Manager                                  Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN JAPAN, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


----------
* The Topix is an unmanaged capitalization-weighted index (with no defined investment objective) designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, the Advisor Class shares of Warburg Pincus Japan Small Company Fund had a loss of 2.99%, vs. returns of 28.97% and 24.54% for the yen- and dollar-denominated JASDAQ indexes,* respectively, and a loss of 11.03% for the Morgan Stanley Capital International Japan Small Company Index.** The Fund's one-year return through April 30, 2000 was 79.05%. Its five-year and since-inception (on September 30, 1994) average annual total returns through April 30, 2000 were 19.68% and 12.43%, respectively.

   Japan's stock market was highly volatile during the six months, especially late in the period, buffeted by waves of profit-taking. Indeed, for the first time in years, there were considerable profits to be taken--numerous Japanese stocks logged triple-digit gains in 1999--and investors were often quick to sell on even a hint of discouraging news. This inclination to sell was exacerbated by turmoil among technology stocks in March and April, which sparked a dramatic retreat from riskier asset classes broadly. In general, Japan's smaller shares underperformed their large-cap counterparts for the period, notwithstanding the JASDAQ's good showing (the index's rise was sharply skewed by two strong-performing large-cap stocks, one of which was in fact removed from the JASDAQ during the period).

   Against this backdrop, the Fund had a loss, hindered by the late-period pullback in Japan's market and by weakness in certain "new economy" stocks in particular. While the sharp downturn in these names clearly weighed on the Fund, we intend to continue to emphasize technology and Internet-related companies as an investment theme. In our view, a number of new-economy stocks have good long-term growth potential, based on such factors as a strong projected rise in Internet usage in Japan (particularly via wireless technologies) and corporate Japan's accelerating expenditures on information technology.

   We made few noteworthy changes to the Fund during the period in terms of sector exposure. Our focus remained on the telecommunications, electronics, computer and financial-services areas, where we generally saw the most compelling growth stories and attractively priced stocks. In these areas and elsewhere, we continued to stress companies well-positioned to benefit from factors such as viable business franchises, the adoption of new technologies and a longer-term recovery in consumption spending in Japan.

   We maintain a positive view on the long-term prospects for Japan's stock market, notwithstanding the potential for continued significant short-term

WARBURG PINCUS JAPAN SMALL COMPANY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

volatility. This reflects our optimism over the economy. Based on our numerous visits with company managements, and on empirical data that remains, on balance, encouraging, we believe that Japan's economy has good potential to surprise on the up side over the next year and beyond.

   Another factor that stands to support Japanese stocks is the ongoing broadening of the country's capital markets. Japan is making significant strides in providing more access to capital, for example by creating Nasdaq Japan, a development that could help smaller companies especially. The new exchange will provide innovative small Japanese companies access to financing that might otherwise be difficult or impossible to obtain. Yet another encouraging trend is the dramatic rise of foreign investing in Japan. U.S. companies alone have invested over $9 billion in Japan over the past two years, more than the total they invested over the preceding 10 years. The growth and increased breadth of capital in Japan should provide an economic stimulus over time, lessening the pressure on Japan's government to boost the economy via "borrow and spend" projects.

   Also worthy of mention--in fact, perhaps the most compelling argument for Japanese stocks--is a strong corporate-restructuring trend within Japan. Japanese corporations are increasingly stressing profitability and shareholder value, evidenced by the continued steady flow of restructuring announcements and the widespread shedding of unprofitable units. True, restructurings can create short-term burdens (e.g., higher unemployment and restrained consumption), but the longer-term implications for investors are quite compelling, in our view.

   In sum, we believe that Japan's small-company shares are well worthy of consideration by investors with a sufficiently high threshold for risk (e.g., the risk of heightened short-term volatility). As ever, we will remain focused on identifying those stocks we deem to have the best long-term growth potential.

P. Nicholas Edwards                                  Todd Jacobson
Co-Portfolio Manager                                 Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN JAPAN, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

----------
* The JASDAQ Over-The-Counter Composite Index is an unmanaged index (with no defined investment objective) composed of stocks traded over-the-counter in Japan.
**The Morgan Stanley Capital International Japan Small Company Index is composed of small-cap Japanese stocks.

WARBURG PINCUS JAPAN GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                      NUMBER
                                                        OF
                                                      SHARES        VALUE
                                                    ---------    ------------
COMMON STOCKS (99.1%)
COMMERCIAL SERVICES & SUPPLIES (4.9%)
    Trans Cosmos, Inc.                                 94,500    $ 18,800,041
    Venture Link Co., Ltd.                             48,000       3,411,073
                                                                 ------------
                                                                   22,211,114
                                                                 ------------
COMMUNICATIONS EQUIPMENT (2.6%)
    Hikari Tsushin, Inc.                               26,000       3,753,068
    Yokowo Co., Ltd.                                  280,000       7,876,262
                                                                 ------------
                                                                   11,629,330
                                                                 ------------
COMPUTERS & PERIPHERALS (3.3%)
    Obic Co., Ltd.                                     26,400      14,779,095
                                                                 ------------
DIVERSIFIED FINANCIALS (18.1%)
    Daiwa Securities Group, Inc.                      808,000      12,336,269
    Nomura Securities Co., Ltd.                       650,000      16,359,529
    Orix Corp.                                        166,800      23,799,562
    Shohkoh Fund & Co., Ltd.                           43,220       7,718,459
    The Nikko Securities Co., Ltd.                  1,830,000      21,589,859
                                                                 ------------
                                                                   81,803,678
                                                                 ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (5.7%)
    Japan Telecom Co., Ltd.                               502      25,547,885
                                                                 ------------
ELECTRICAL EQUIPMENT (5.0%)
    Funai Electric Co., Ltd.                           41,000      22,762,693
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (6.9%)
    Hoya Corp.                                        307,000      31,247,811
                                                                 ------------
HOUSEHOLD DURABLES (4.2%)
    Sony Corp.                                        164,200      18,855,301
                                                                 ------------
INTERNET SOFTWARE & SERVICES (13.6%)
    Internet Intitiative Japan, Inc. ADR (DAGGER)     132,700       7,962,000
    Softbank Corp.                                     58,800      14,472,631
    Softbank Corp. New(DAGGER)                        117,600      29,054,080
    Takasago Electric Industry Co., Ltd.              147,500       9,963,305
                                                                 ------------
                                                                   61,452,016
                                                                 ------------
IT CONSULTING & SERVICES (2.3%)
    Fujitsu Support & Service, Inc.                    70,000      10,363,503
                                                                 ------------
MEDIA (0.9%)
    Kadokawa Shoten Publishing Co., Ltd.               26,000       4,210,173
                                                                 ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                      NUMBER
                                                        OF
                                                      SHARES        VALUE
                                                    ---------    -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (23.7%)
    Disco Corp.                                       127,500    $ 20,174,131
    Murata Manufacturing Co., Ltd.                     90,000      17,488,411
    Rohm Co., Ltd.                                     61,000      20,432,756
    Tokyo Electronics, Ltd.                           207,000      33,730,148
    Tokyo Seimitsu Co., Ltd.                          143,000      14,952,128
                                                                 ------------
                                                                  106,777,574
                                                                 ------------
SOFTWARE (7.8%)
    Konami Co., Ltd.                                  354,000      21,619,007
    Trend Micro, Inc.(DAGGER)                          90,000      13,491,060
                                                                 ------------
                                                                   35,110,067
                                                                 ------------
TOTAL COMMON STOCKS (Cost $270,824,077)                           446,750,240
                                                                 ------------
SHORT TERM INVESTMENTS (0.0%)
    RBB Money Market Portfolio (Cost $1)                    1               1
                                                                 ------------
TOTAL INVESTMENTS AT VALUE (99.1%) (Cost $270,824,078*)           446,750,241

OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)                        4,198,806
                                                                 ------------
NET ASSETS (100.0%)                                              $450,949,047
                                                                 ============
                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------

(DAGGER) Non-income producing security.
* Cost for federal income tax purposes is $270,912,411.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                      NUMBER
                                                        OF
                                                      SHARES        VALUE
                                                    ---------    -----------
COMMON STOCKS (108.2%)
COMMUNICATIONS EQUIPMENT (3.1%)
    Hikari Tsushin, Inc.                               41,850    $  6,040,997
    Yokowo Co. Ltd.                                   248,000       6,976,118
                                                                 ------------
                                                                   13,017,115
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (7.8%)
    Trans Cosmos, Inc.                                163,600      32,546,950
                                                                 ------------
COMPUTERS & PERIPHERALS (5.2%)
    Obic Co., Ltd.                                     38,400      21,496,866
                                                                 ------------
DIVERSIFIED FINANCIALS (12.5%)
    Daiwa Securities Group, Inc.                    1,207,000      18,428,066
    Nomura Securities Co., Ltd.                       800,000      20,134,805
    Shohkoh Fund & Co., Ltd.                           75,330      13,452,835
                                                                 ------------
                                                                   52,015,706
                                                                 ------------
ELECTRICAL EQUIPMENT (12.5%)
    Densei-Lambda K.K                                 181,900       3,450,445
    Funai Electric Co., Ltd.                           63,000      34,976,821
    Megachips Corp.                                   220,000      13,455,898
                                                                 ------------
                                                                   51,883,164
                                                                 ------------
HOUSEHOLD DURABLES (5.1%)
    Sony Corp.                                        184,200      21,151,927
                                                                 ------------
INTERNET SOFTWARE & SERVICES (17.7%)
    Internet Intitiative Japan, Inc. ADR (DAGGER)     242,900      14,574,000
    Softbank Corp.                                     80,000      19,690,655
    Softbank Corp. New(DAGGER)                        160,000      39,529,360
                                                                 ------------
                                                                   73,794,015
                                                                 ------------
IT CONSULTING & SERVICES (2.8%)
    Fujitsu Support & Service, Inc.                    80,000      11,844,003
                                                                 ------------
MEDIA (1.9%)
    Kadokawa Shoten Publishing Co., Ltd.               48,000       7,772,627
                                                                 ------------
REAL ESTATE (0.5%)
    Goldcrest Co., Ltd.                                   300          32,617
    Relocation Services Corp. (DAGGER)                 44,000       2,178,186
                                                                 ------------
                                                                    2,210,803
                                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (18.6%)
    Disco Corp.                                       145,000      22,943,129
    Tokyo Electronics, Ltd.                           180,000      29,330,563
    Tokyo Seimitsu Co., Ltd.                          240,000      25,094,482
                                                                 ------------
                                                                   77,368,174
                                                                 ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                      NUMBER
                                                        OF
                                                      SHARES        VALUE
                                                    ---------    -----------
SOFTWARE (12.4%)
    Konami Co., Ltd.                                  400,000    $ 24,428,256
    Trend Micro, Inc.(DAGGER)                         180,000      26,982,119
                                                                 ------------
                                                                   51,410,375
                                                                 ------------
SPECIALTY RETAIL (1.6%)
    Jac Co., Ltd.                                      90,700       6,554,610
                                                                 ------------
WIRELESS TELECOMMUNICATIONS SERVICES (6.4%)
    NTT Mobile Communications Network, Inc.             8,000      26,723,032
                                                                 ------------
TOTAL COMMON STOCKS (Cost $228,846,242)                           449,789,367
                                                                 ------------
SHORT TERM INVESTMENTS (0.0%)
    RBB Money Market Portfolio (Cost $1)                    1               1
                                                                 ------------
TOTAL INVESTMENTS (108.2%) (Cost $228,846,243*)                   449,789,368

LIABILITIES IN EXCESS OF OTHER ASSETS (8.2%)                      (33,962,805)
                                                                 ------------
NET ASSETS (100.0%)                                              $415,826,563
                                                                 ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
(DAGGER) Non-income producing security.
* Cost for federal income tax purposes is $229,285,518.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                                JAPAN GROWTH      JAPAN SMALL
                                                                                    FUND          COMPANY FUND
                                                                                ------------      ------------
ASSETS
  Investments at value (Cost $270,824,078 and
   $228,846,243, respectively)                                                  $446,750,241      $449,789,368
  Foreign currency at value (Cost $11,127 and $29,479 respectively)                   10,859            28,978
  Cash                                                                                     0            15,004
  Receivable for fund shares sold                                                  5,014,323         3,131,952
  Dividends and interest receivable (Cost $717,742 and $739,144 respectively)        703,819           724,853
  Prepaid expenses                                                                   136,621            46,935
  Other assets                                                                            14             1,323
                                                                                ------------      ------------
    Total Assets                                                                 452,615,877       453,738,413
                                                                                ------------      ------------
LIABILITIES
  Advisory fee payable                                                               199,745            30,041
  Administration fee payable                                                          36,939            38,333
  Loan payable                                                                             0        35,241,000
  Due to custodian                                                                   960,300                 0
  Payable for fund shares redeemed                                                     9,735         1,804,029
  Accrued expenses payable                                                           460,111           798,447
                                                                                ------------      ------------
    Total Liabilities                                                              1,666,830        37,911,850
                                                                                ------------      ------------
NET ASSETS
  Capital stock, $0.001 par value                                                     18,865            24,208
  Paid-in capital                                                                218,398,525        35,095,004
  Accumulated net investment loss                                                 (4,533,488)       (6,520,897)
  Accumulated net realized gain from investments and
   foreign currency related transactions                                          61,153,173       166,299,915
  Net unrealized appreciation from investments and foreign
   currency related transactions                                                 175,911,972       220,928,333
                                                                                ------------      ------------
    Net Assets                                                                  $450,949,047      $415,826,563
                                                                                ============      ============
COMMON SHARES
  Net assets                                                                    $445,836,327      $412,293,898
                                                                                ------------      ------------
  Shares outstanding                                                              18,649,572        22,883,111
                                                                                ------------      ------------
  Net asset value, offering price and redemption price per share                $      23.91      $      18.02
                                                                                ============      ============
ADVISOR SHARES
  Net assets                                                                    $  5,112,720      $  3,532,665
                                                                                ------------      ------------
  Shares outstanding                                                                 214,818           195,616
                                                                                ------------      ------------
  Net asset value, offering price and redemption price per share                $      23.80      $      18.06
                                                                                ============      ============


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                                JAPAN GROWTH       JAPAN SMALL
                                                                                    FUND          COMPANY FUND
                                                                                ------------      -------------
INVESTMENT INCOME:
    Dividends                                                                   $    891,077      $     957,163
    Interest                                                                         401,172            296,498
    Foreign Taxes Withheld                                                          (133,662)          (143,574)
                                                                                ------------      -------------
      Total investment income                                                      1,158,587          1,110,087
                                                                                ------------      -------------

EXPENSES:
    Investment advisory fees                                                       4,060,309          5,445,117
    Administrative fees                                                              658,029            833,817
    Interest expense                                                               1,351,646          1,275,617
    Shareholder servicing/distribution fees                                          819,704          1,096,843
    Custodian fees                                                                   118,314            156,296
    Registration fees                                                                 70,880             73,513
    Transfer agent fees                                                               68,337            165,488
    Printing fees                                                                     29,996             41,817
    Legal fees                                                                        26,437             30,990
    Audit fees                                                                         7,011              7,158
    Directors fees                                                                     6,709              6,680
    Insurance expense                                                                    459                443
    Miscellaneous expenses                                                             2,386              3,174
                                                                                ------------      -------------
                                                                                   7,220,217          9,136,953
    Less: fees waived, expenses reimbursed and transfer agent offsets             (1,528,142)        (1,505,969)
                                                                                ------------      -------------
      Total expenses                                                               5,692,075          7,630,984
                                                                                ------------      -------------
        Net investment loss                                                       (4,533,488)        (6,520,897)
                                                                                ------------      -------------
REALIZED AND UNREALIZED GAIN FROM
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain/(loss) from:
    Security transactions                                                         74,993,565        190,454,364
    Foreign currency forward transactions                                        (14,594,802)       (28,828,151)
    Other foreign exchange translations                                              964,406          2,006,124
                                                                                ------------      -------------
                                                                                  61,363,169        163,632,337
                                                                                ------------      -------------
  Net change in unrealized appreciation/(depreciation) from:
    Investments                                                                  (10,333,128)      (100,196,337)
    Translation of assets and liabilities in foreign currencies                    1,910,269          4,836,816
                                                                                ------------      -------------
                                                                                  (8,422,859)       (95,359,521)
                                                                                ------------      -------------
    Net Gain On Investments And Foreign Currency Transactions                     52,940,310         68,272,816
                                                                                ------------      -------------
    Net Increase In Net Assets Resulting From Operations                        $ 48,406,822      $  61,751,919
                                                                                ============      =============


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                    JAPAN GROWTH FUND                    JAPAN SMALLCOMPANY FUND
                                            ----------------------------------     -----------------------------------
                                               FOR THE                                 FOR THE
                                              SIX MONTHS           FOR THE            SIX MONTHS           FOR THE
                                                 ENDED            YEAR ENDED            ENDED             YEAR ENDED
                                             APRIL 30, 2000       OCTOBER 31,       APRIL 30, 2000        OCTOBER 31,
                                              (UNAUDITED)            1999             (UNAUDITED)            1998
                                            ---------------    ---------------     -----------------------------------
FROM OPERATIONS:
  Net investment loss                       $    (4,533,488)   $    (2,173,969)    $    (6,520,897)    $    (3,594,635)
  Net realized gain from security
   transactions                                  74,993,565         15,057,930         190,454,364          52,341,786
  Net realized loss from foreign currency
   forward transactions                         (14,594,802)        (6,310,662)        (28,828,151)         (8,608,986)
  Net realized gain from other foreign
   exchange transactions                            964,406           (793,627)          2,006,124          (4,327,783)
  Net change in unrealized appreciation/
   (depreciation) from:
   Investments                                  (10,333,128)       183,795,600        (100,196,337)        321,598,806
    Translation of assets and liabilities in
     foreign currencies                           1,910,269          2,884,581           4,836,816             263,857
                                            ---------------    ---------------     ---------------     ---------------
  Net increase in net assets
   resulting from operations                     48,406,822        192,459,853          61,751,919         357,673,045
                                            ---------------    ---------------     ---------------     ---------------
FROM DISTRIBUTIONS:
  Distributions from net realized gains
   Common Class shares                           (3,059,783)                 0          (2,245,125)                  0
   Advisor Class shares                             (19,015)                 0             (17,058)                  0
                                            ---------------    ---------------     ---------------     ---------------
  Net decrease in net assets from
   distributions                                 (3,078,798)                 0          (2,262,183)                  0
                                            ---------------    ---------------     ---------------     ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                3,166,965,508      1,406,117,931       1,304,666,728       2,308,528,324
  Reinvestment of distributions                   2,659,719                  0           1,953,420                   0
  Net asset value of shares redeemed,
   net of redemption fees                    (3,292,868,116)    (1,110,254,065)     (1,808,975,280)     (1,844,809,099)
                                            ---------------    ---------------     ---------------     ---------------
    Net increase (decrease) in net assets
     from capital share transactions           (123,242,889)       295,863,866        (502,355,132)        463,719,225
                                            ---------------    ---------------     ---------------     ---------------
    Net increase (decrease) in net assets       (77,914,865)       488,323,719        (442,865,396)        821,392,270
                                            ---------------    ---------------     ---------------     ---------------
NET ASSETS:
  Beginning of period                           528,863,912         40,540,193         858,691,959          37,299,689
                                            ---------------    ---------------     ---------------     ---------------
  End of period                             $   450,949,047    $   528,863,912     $   415,826,563     $   858,691,959
                                            ===============    ===============     ===============     ===============
  Undistributed net investment loss         $    (4,533,488)   $             0     $    (6,520,897)    $             0
                                            ===============    ===============     ===============     ===============


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN GROWTH FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                 FOR THE SIX
                                                 MONTHS ENDED             FOR THE YEAR ENDED OCTOBER 31,
                                                APRIL 30, 2000         -------------------------------------
                                                  (UNAUDITED)           1999       1998      1997     1996**
                                                --------------         ------     ------    ------    ------
PER-SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                $ 24.18            $ 8.71     $ 9.89    $ 9.83    $10.00
                                                    -------            ------     ------    ------    ------
INVESTMENT ACTIVITIES:
    Net investment income (loss)                      (0.23)            (0.06)     (0.11)(a)  0.05     (0.09)
    Net gains (losses) on investments
     and foreign currency related
     items (both realized
     and unrealized)                                  (0.04)            15.53      (1.07)     0.01     (0.08)
                                                    -------            ------     ------    ------    ------
      Total from investment activities                (0.27)            15.47      (1.18)     0.06     (0.17)
                                                    -------            ------     ------    ------    ------
LESS DISTRIBUTIONS:
    Distributions from net
     realized gains                                   (0.11)             0.00       0.00      0.00      0.00
                                                    -------            ------     ------    ------    ------
      Total distributions                             (0.11)             0.00       0.00      0.00      0.00
                                                    -------            ------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD:                     $ 23.80            $24.18     $ 8.71    $ 9.89    $ 9.83
                                                    =======            ======     ======    ======    ======
      Total return                                    (1.17)%(DAGGER)  177.61%    (11.93)%    0.61%    (1.70)%(DAGGER)

RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (000s omitted)        $ 5,113            $3,375     $   22    $   17    $    1
    Ratio of expenses to average net assets @          2.03%*            2.01%      2.00%     2.00%     2.00%*
    Ratio of net loss to average net assets           (1.63)%*          (1.55)%    (1.11)%   (1.42)%   (1.08)%*
    Decrease reflected in above operating
     expense ratios due to waivers/
     reimbursements                                    0.53%*            0.54%      0.58%     7.25%     3.43%*
Portfolio turnover rate                               80.39%           171.12%     75.82%    93.84%    51.72%
--------------------------------------------------------------------------------

*   Annualized.
(a) Per share information is calculated using the average shares outstanding method.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expense ratio by .03% for the six months ended April 30, 2000 and .01%, .00%, .00% and .00% for the years ending October 31, 1999, 1998, 1997 and for the period ending 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 2.00% for the six months ended April 30, 2000 and 2.00% for each of the years ended October 31, 1999, 1998, 1997 and for the period ending 1996.
(DAGGER) Non annualized.
** For the period December 29, 1995 (commencement of operations) through October 31, 1996.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                 FOR THE SIX
                                                 MONTHS ENDED                    FOR THE YEAR ENDED OCTOBER 31,
                                                APRIL 30, 2000        ------------------------------------------------
                                                  (UNAUDITED)           1999       1998      1997      1996      1995
                                                --------------        -------     ------    ------    ------    ------
PER-SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                $18.66            $  5.57     $ 6.37    $ 8.45    $ 9.08    $ 9.85
                                                    ------            -------     ------    ------    ------    ------
INVESTMENT ACTIVITIES:
    Net investment income (loss)                     (0.28)             (0.06)     (0.62)     0.35     (0.13)    (0.02)
    Net gains (losses) on investments
     and foreign currency related
     items (both realized and
     unrealized)                                     (0.48)             13.15      (0.06)    (2.43)    (0.14)    (0.75)
    Net gain due to deferred
     contingent sales charge                          0.21               0.00       0.00      0.00      0.00      0.00
                                                    ------            -------     ------    ------    ------    ------
      Total from investment activities               (0.55)             13.09      (0.68)    (2.08)    (0.27)    (0.77)
                                                    ------            -------     ------    ------    ------    ------

LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment
     income                                           0.00               0.00       0.00      0.00     (0.36)     0.00
    Distributions from net
     realized gains                                  (0.05)              0.00      (0.07)     0.00      0.00      0.00
    Return of capital                                 0.00               0.00      (0.05)     0.00      0.00      0.00
                                                    ------            -------     ------    ------    ------    ------
      Total dividends and
       distributions                                 (0.05)              0.00      (0.12)     0.00     (0.36)     0.00
                                                    ------            -------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD:                     $18.06            $ 18.66     $ 5.57    $ 6.37    $ 8.45    $ 9.08
                                                    ======            =======     ======    ======    ======    ======
      Total return                                   (2.99)%(DAGGER)   235.01%    (10.63)%  (24.62)%   (3.17)%   (7.82)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (000s omitted)                                     $3,533            $ 3,410     $    1    $    3    $    1    $    1
    Ratio of expenses to average
     net assets                                       2.03%*@            2.01%@     2.01%@    2.00%@    2.01%@    1.31%
    Ratio of net loss to average
     net assets                                      (1.78)%*           (1.53)%    (1.18)%   (1.10)%   (1.57)%    (.19)%
    Decrease reflected in above
     operating expense ratios
     due to waivers/reimbursements                    0.38%*             0.51%     22.81%     6.69%     0.28%     1.83%
Portfolio turnover rate                              28.15%            249.79%    112.68%   100.60%    95.23%    82.98%
--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expenses ratio by .03% for the six months ended April 30, 2000 and .01%, .01%, .00% and .01% for the years ending October 31, 1999, 1998, 1997 and 1996, respectively. TheAdvisor Class shares' operating expense ratios after reflecting these arrangements were 2.00% for the six months ended April 30, 2000 and 2.00% for each of the years ended October 31, 1999, 1998, 1997 and 1996.
*   Annualized.
(DAGGER) Non-annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus Japan Growth Fund ("Japan Growth") and the Warburg Pincus Japan Small Company Fund ("Japan Small Company"), each a Maryland Corporation, are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified, open-end management investment companies (each, a "Fund" and collectively, the "Funds").

   Investment objectives for each Fund are as follows: Japan Growth seeks long-term growth of capital and Japan Small Company seeks long-term capital appreciation.

   Both Funds offer two classes of shares, one class being referred to as the Common Class shares and one class being referred to as the Advisor Class shares. Common and Advisor Class shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for both Funds bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate of .25% of the average daily net asset value of each Fund's outstanding Common Class shares. Advisor Class shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of .50% of average daily net assets.

   The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked price. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   The Funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks. In addition, focusing investments in a single country, such as Japan, involves increased risks.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually for both Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes, as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, along with other Funds advised by Credit Suisse Asset Management, LLC ("CSAM"), can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At April 30, 2000 neither Fund was invested in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense.

   For the six months ended April 30, 2000, the Funds received credits or reimbursements under this arrangement as follows:

           FUND                                                   AMOUNT
           ----                                                  --------
           Japan Growth                                          $ 92,371
           Japan Small Company                                    122,346

2. INVESTMENT ADVISER, CO-ADMINISTRATOR AND DISTRIBUTOR

   Pursuant to Investment Advisory Agreements, CSAM, an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for the Funds described herein.

   For it's investment advisory services, CSAM receives the following fees based on each Fund's average daily net assets:

           FUND                                          ANNUAL RATE
           ------                              ---------------------------------
           Japan Growth                        1.25% of average daily net assets
           Japan SmallCompany                  1.25% of average daily net assets

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For the six months ended April 30, 2000, investment advisory fees and voluntary waivers were as follows:

                                     GROSS                           NET
           FUND                   ADVISORY FEE      WAIVER     ADVISORY FEE
           ----                   ------------   -----------   ------------
           Japan Growth            $4,060,309    $(1,528,142)   $2,532,167
           Japan Small Company      5,445,117     (1,505,969)    3,939,148

   Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of CSAM served as co-administrator of each Fund until November 1, 1999. On November 1, 1999, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to each Fund. PFPC, Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, Inc. ("PNC"), also serves as each Fund's co-administrator. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the six months ended April 30, 2000, administrative services fees earned by CSAMSI were as follows:

           FUND                                         CO-ADMINISTRATION FEE
           ----                                         ---------------------
           Japan Growth                                       $324,825
           Japan Small Company                                 435,609

   For its administrative services, PFPC currently receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                       ANNUAL RATE
           ----------------------               --------------------------------
           First $250 million                   .12% of average daily net assets
           Second $250 million                  .10% of average daily net assets
           Third $250 million                   .08% of average daily net assets
           Over $750 million                    .05% of average daily net assets

   For the six months ended April 30, 2000, administrative services fees earned by PFPC (including out of pocket expenses) were as follows:

           FUND                                      CO-ADMINISTRATION FEE
           ----                                      ---------------------
           Japan Growth                                   $333,204
           Japan Small Company                             398,208

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   CSAMSI served as distributor of each Fund's shares until January 1, 2000. On January 1, 2000, Provident Distributors, Inc. ("PDI") replaced CSAMSI as distributor to each Fund. No compensation is payable by any of the Funds to PDI for distribution services. Pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its selling services. This fee is calculated at an annual rate of .25% and .50% of the average daily net assets of each Fund's Common Class shares and Advisor Class shares, respectively. CSAMSI may use this fee to compensate service organizations for shareholder servicing and distribution services. For the six months ended April 30, 2000, shareholder servicing and distribution fees were as follows:

                                            SHAREHOLDER SERVICING/
            FUND                               DISTRIBUTION FEE
            ----                            ----------------------
           Japan Growth
            Common Class shares                    $  804,420
            Advisor Class shares                       15,284
                                                   ----------
                                                   $  819,704
                                                   ==========
           Japan Small Company
            Common Class shares                    $1,081,204
            Advisor Class shares                       15,639
                                                   ----------
                                                   $1,096,843
                                                   ==========

3. LINE OF CREDIT

   The Funds, together with other Funds advised by CSAM, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of
 .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowings at the Federal funds rate plus .50%. At April 30, 2000 and during the six months ended April 30, 2000, the Funds had the following borrowings under the Credit Facility:

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

3. LINE OFCREDIT -- (CONT'D)
                                            AVERAGE    MAXIMUM          LOAN
                             AVERAGE DAILY  INTEREST  DAILY LOAN    OUTSTANDING
           FUND              LOAN BALANCE    RATE %   OUTSTANDING  AT 04/30/2000
           ----              -------------  --------  -----------  -------------
           Japan Growth       $20,242,000    6.405%  $146,214,000   $        --
           Japan Small Company 38,719,797    6.371%   173,637,000    35,241,000

4. INVESTMENTS IN SECURITIES

   For the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

           FUND                                        PURCHASES       SALES
           ----                                     ------------   ------------
           Japan Growth                             $523,521,105   $576,284,242
           Japan Small Company                       253,333,408    621,838,590

   At April 30, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:


                                       UNREALIZED    UNREALIZED   NET UNREALIZED
           FUND                       APPRECIATION  DEPRECIATION   APPRECIATION
           ----                       ------------  ------------   ------------
           Japan Growth               $190,924,160  $(15,086,330)  $175,837,830
           Japan Small Company         249,254,366   (28,751,018)   220,503,850

5. FORWARD FOREIGN CURRENCY CONTRACTS

   Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise from movements in the value of a foreign currency relative to the U.S. dollar and from the potential default of counterparties to the contracts. Each Fund will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or the date on which an offsetting position is entered into.

   At April 30, 2000, Japan Growth and Japan Small Company had no open forward foreign currency contracts.

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

   Both Funds are authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund are designated Common Class shares and two billion shares of each Fund are designated Advisor Class shares.

   Transactions in classes of each Fund were as follows:


                                                                             JAPAN GROWTH
                                             ---------------------------------------------------------------------
                                                     COMMON CLASS SHARES                ADVISOR CLASS SHARES
                                             -----------------------------------    ------------------------------
                                                 FOR THE                              FOR THE
                                                SIX MONTHS           FOR THE         SIX MONTHS          FOR THE
                                                  ENDED            YEAR ENDED           ENDED          YEAR ENDED
                                              APRIL 30, 2000       OCTOBER 31,      APRIL 30, 2000     OCTOBER 31,
                                               (UNAUDITED)            1999            (UNAUDITED)         1999
                                             ---------------     ---------------    --------------     -----------
Shares sold                                      111,543,650          79,744,093         493,069           206,249
Shares issued to shareholders on reinvestment
  of dividends and distributions                      93,241                   0             380                 0
Shares redeemed                                 (114,649,544)        (62,797,016)       (418,205)          (69,146)
                                             ---------------     ---------------    ------------       -----------
Net increase (decrease) in shares outstanding     (3,012,653)         16,947,077          75,244           137,103
                                             ===============     ===============    ============       ===========
Proceeds from sale of shares                 $ 3,152,253,889     $ 1,401,756,841    $ 14,711,619       $ 4,361,090
Reinvestment of dividends and distributions        2,648,972                   0          10,747                 0
Net asset value of shares redeemed            (3,280,362,616)     (1,108,802,345)    (12,505,500)       (1,451,720)
                                             ---------------     ---------------    ------------       -----------
Net increase (decrease) from capital
  share transactions                         $  (125,459,755)    $   292,954,496    $  2,216,866       $ 2,909,370
                                             ===============     ===============    ============       ===========


                                                                          JAPAN SMALL COMPANY
                                             ---------------------------------------------------------------------
                                                     COMMON CLASS SHARES                  ADVISOR CLASS SHARES
                                             -----------------------------------    ------------------------------
                                                FOR THE                               FOR THE
                                               SIX MONTHS            FOR THE         SIX MONTHS          FOR THE
                                                  ENDED             YEAR ENDED          ENDED           YEAR ENDED
                                              APRIL 30, 2000        OCTOBER 31,    APRIL 30, 2000      OCTOBER 31,
                                               (UNAUDITED)             1999          (UNAUDITED)           1999
                                             ---------------     ---------------    ------------       -----------
Shares sold                                       57,428,512         171,281,858         614,256           335,309
Shares issued to shareholders on reinvestment
  of dividends and distributions                      84,866                   0             397                 0
Shares redeemed                                  (80,592,450)       (132,021,198)       (601,720)         (152,747)
                                             ---------------     ---------------    ------------       -----------
Net increase (decrease) in shares outstanding    (23,079,072)         39,260,660          12,933           182,562
                                             ===============     ===============    ============       ===========
Proceeds from sale of shares                 $ 1,291,116,577     $ 2,303,201,289    $ 13,550,151       $ 5,327,035
Reinvestment of dividends and distributions        1,944,289                   0           9,131                 0
Net asset value of shares redeemed,
  net of redemption fees                      (1,795,599,218)     (1,842,311,404)    (13,376,062)       (2,497,695)
                                             ---------------     ---------------    ------------       -----------
Net increase (decrease) from capital
  share transactions                         $  (502,538,352)    $   460,889,885    $    183,220       $ 2,829,340
                                             ===============     ===============    ============       ===========

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (CONT'D)

   On March 20, 2000, the Board of Directors of the Warburg Pincus Japan Growth Fund approved the imposition of a redemption fee plan, whereby 2% of the value of shares redeemed or exchanged less than six months from the date of purchase will be charged to shareholders. The Board also approved a plan whereby the redemption fee currently imposed by the Japan Small Company Fund was increased from 1% to 2%. These fees apply only to shares purchased on or after May 30, 2000 that are held for less than six months. Reinvested dividends and distributions are not subject to the fee. The fee will be charged based on the value of shares at redemption, and will be paid directly to the Fund and become part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends and distributions will be redeemed first, followed by the shares held longest.

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

7. OTHER FINANCIAL HIGHLIGHTS

   Each Fund currently offers one other class of shares, the Common Class shares, representing equal pro rata interests in each Fund. The financial highlights for an Common Class share of each Fund are as follows:

                                                                                   JAPAN GROWTH
                                                -------------------------------------------------------------------------
                                                 FOR THE SIX
                                                 MONTHS ENDED                      FOR THE YEAR ENDED OCTOBER 31,
                                                APRIL 30, 2000         --------------------------------------------------
                                                 (UNAUDITED)             1999        1998           1997           1996**
                                                --------------         --------     -------        -------        -------
PER-SHARE DATA
    Net asset value, beginning of period           $  24.26            $   8.59     $  9.74        $  9.85        $ 10.00
                                                   --------            --------     -------        -------        -------
INVESTMENT ACTIVITIES:
    Net investment loss                               (0.24)              (0.10)      (0.07)(a)      (0.07)         (0.06)
    Net gains (losses) on investments
     and foreign currency related
     items (both realized and unrealized)              0.00               15.77       (1.08)          0.21          (0.09)
                                                   --------            --------     -------        -------        -------
      Total from investment activities                (0.24)              15.67       (1.15)          0.14          (0.15)
                                                   --------            --------     -------        -------        -------
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income               0.00                0.00        0.00          (0.20)          0.00
    Distributions from net realized gains             (0.11)               0.00        0.00           0.00           0.00
    Distributions in excess of net
     realized gains                                    0.00                0.00        0.00          (0.05)          0.00
                                                   --------            --------     -------        -------        -------
      Total dividends and distributions               (0.11)               0.00        0.00          (0.25)          0.00
                                                   --------            --------     -------        -------        -------
NET ASSET VALUE, END OF PERIOD                     $  23.91            $  24.26     $  8.59        $  9.74        $  9.85
                                                   ========            ========     =======        =======        =======
      Total return                                    (1.04)%(DAGGER)    182.42%     (11.81)%         1.47%         (1.50)%(DAGGER)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)           $445,836            $525,489     $40,519        $24,954        $20,157
    Ratio of expenses to average net assets @          1.78%*              1.76%       1.75%          1.75%          1.76%*
    Ratio of net investment loss to average
     net assets                                       (1.39)%*            (1.32)%      (.76)%        (1.03)%        (1.03)%*
    Decrease reflected in above operating
     expense ratios due to waivers/
     reimbursements                                    0.47%*              0.45%       0.53%          0.81%          1.79%*
Portfolio turnover rate                               80.39%             171.12%      75.82%         93.84%         51.72%

--------------------------------------------------------------------------------

*   Annualized.
(a) Per share information is calculated using the average shares outstanding method.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expense ratio by .03% for the six months ended April 30, 2000 and .01%, .00%, .00%, and .01% for the years ending October 31, 1999, 1998, 1997 and for the period ending 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.75% for the six months ended April 30, 2000 and 1.75% for each of the years ended October 31, 1999, 1998, 1997 and for the period ending 1996.
(DAGGER) Non-annualized.
** For the period December 29, 1995 (commencement of operations) through October 31, 1996.

WARBURG PINCUS JAPAN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

7. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                                JAPAN SMALL COMPANY
                                                -----------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                 MONTHS ENDED                           FOR THE YEAR ENDED OCTOBER 31,
                                                APRIL 30, 2000         ----------------------------------------------------------
                                                  (UNAUDITED)            1999         1998         1997      1996           1995
                                                --------------         --------     -------      -------    -------      --------
PER-SHARE DATA
    Net asset value,
     beginning of period                           $  18.61            $   5.57     $  6.37      $  8.47   $   9.09      $   9.85
                                                   --------            --------     -------      -------   --------      --------
INVESTMENT ACTIVITIES:
    Net investment loss                               (0.28)              (0.08)      (0.01)       (1.22)     (0.23)         0.00
    Net gains (losses) on
     investments and foreign
     currency related items
     (both realized and unrealized)                   (0.48)              13.12       (0.67)       (0.79)     (0.01)        (0.76)
    Net gain due to deferred
     contingent sales charge                           0.22                0.00        0.00         0.00       0.00          0.00
                                                   --------            --------     -------      -------   --------      --------
      Total from investment
       activities                                     (0.54)              13.04       (0.68)       (2.01)     (0.24)        (0.76)
                                                   --------            --------     -------      -------   --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net
     investment income                                 0.00                0.00        0.00         0.00      (0.38)         0.00
    Distributions from net
     realized gains                                   (0.05)               0.00       (0.07)       (0.09)      0.00          0.00
    Return of capital                                  0.00                0.00       (0.05)        0.00       0.00          0.00
                                                   --------            --------     -------      -------   --------      --------
      Total dividends and
       distributions                                  (0.05)               0.00       (0.12)       (0.09)     (0.38)         0.00
                                                   --------            --------     -------      -------   --------      --------
NET ASSET VALUE, END OF PERIOD                     $  18.02            $  18.61     $  5.57      $  6.37   $   8.47      $   9.09
                                                   ========            ========     =======      =======   ========      ========
      Total return                                    (2.96)%(DAGGER)    234.11%     (10.61)%     (23.98)%    (2.79)%       (7.72)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(000s omitted)                                     $412,294            $855,282     $37,299      $41,627   $154,460      $178,568
    Ratio of expenses to
     average net assets                                1.78%*@             1.76%@      1.75%@       1.76%@     1.76%@        1.41%
    Ratio of net investment loss
     to average net assets                            (1.49)%*            (1.25)%     (0.84)%      (1.10)%    (1.22)%       (0.15)%
    Decrease reflected in above
     operating expense ratios
     due to waivers/reimbursements                     0.35%*              0.43%       0.81%        0.51%      0.29%         1.35%
Portfolio turnover rate                               28.15%             249.79%     112.68%      100.60%     95.23%        82.98%
--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expense ratio by .03% for the six months ended April 30, 2000 and .01%, .00%, .01% and .01% for the years ending October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.75% for the six months ended April 30, 2000 and for each of the years ended October 31, 1999, 1998, 1997 and 1996.
*   Annualized.
(DAGGER) Non-annualized.

                       This page intentionally left blank

                                 WARBURG PINCUS
                                 ADVISOR FUNDS

                                    PROVIDENT
                               DISTRIBUTORS, INC.,
                                   DISTRIBUTOR

Provident Distributors, Inc., Distributor, located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961 is not affiliated with Credit Suisse Asset Management, LLC. Warburg Pincus Advisor Funds are Advised by Credit Suisse Asset Management LLC.

                                [GRAPHIC OMITTED]
                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT

                                                                    ADJPN-3-0400